UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2026

SailPoint, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42522	88-2001765
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11120 Four Points Drive, Suite 100     78726
Austin, Texas             (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 346-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SAIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2026, SailPoint, Inc. (the “Company”) was notified of Nabil Hamade’s decision to resign from the board of directors of the Company (the “Board”) effective as of June 12, 2026. Mr. Hamade’s decision to resign from the Board was not due to any disagreement with the Company, including with respect to any matters relating to the Company’s operations, policies, or practices.

Pursuant to its rights under the Director Designation Agreement, dated February 12, 2025 (the “Director Designation Agreement”), between the Company and certain funds affiliated with Thoma Bravo, L.P. named therein (such funds, “Thoma Bravo”), Thoma Bravo notified the Company that it designated Collin Gallagher to fill the vacancy on the Board to be created by Mr. Hamade’s resignation, and on June 12, 2026, the Board appointed Mr. Gallagher to join the Board as a Class III director effective on June 12, 2026. Mr. Gallagher is not currently expected to be appointed to any committees of the Board.

In connection with Mr. Gallagher’s appointment to the Board, he has entered into an indemnification agreement with the Company in the same form that the Company has entered into with its other directors (the form of which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, which provides the directors with contractual rights to indemnification, expense advancement, and reimbursement to the fullest extent permitted under the Delaware General Corporation Law. Mr. Gallagher is not expected to receive any compensation for service on the Board.

There are no current or proposed transactions in which Mr. Gallagher has or will have a direct or indirect material interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Gallagher and any other person pursuant to which he was appointed as a director, other than the Director Designation Agreement. For a description of the Director Designation Agreement, please see “Related Party Transactions — Director Designation Agreement” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAILPOINT, INC.

Date: June 12, 2026	By:	/s/ Chris Schmitt
	Name:	Chris Schmitt
	Title:	Executive Vice President, General Counsel, and Secretary